SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                            AXP Discovery Fund, Inc.
                           AXP Progressive Fund, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]   Fee paid previously with preliminary materials.

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      paid previously. Identify the previous filing by registration statement
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

                            AXP Discovery Fund, Inc.
                           AXP Progressive Fund, Inc.

                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       To be held Tuesday, April 9, 2002

Shareholders of two American Express Funds, AXP Discovery Fund and AXP Progressive Fund, will hold special meetings at 10:00 a.m., April 9, 2002, at the funds' offices, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN, to consider:

1. Approving subadvisers to manage the investment portfolios of the funds, and

2. Approving a policy authorizing American Express Financial Corporation, subject to the approval of the Board of Directors, to change subadvisers and terms of the subadvisory agreements without shareholder approval.

You are entitled to vote at the meeting of your fund if you were a shareholder of that fund on February 8, 2002. Please read the proxy statement and vote immediately by mail, telephone, facsimile or internet, even if you plan to attend the meeting. Just follow the instructions on the enclosed proxy card. If you own shares in both funds, you must vote for each fund separately. The Board of each fund recommends that you vote FOR approving subadvisers and approving the policy.

By Order of the Board of Directors


Leslie L. Ogg, Secretary
February 8, 2002




PROXY STATEMENT -- AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc. 1

                                PROXY STATEMENT
This is a combined proxy statement for AXP Discovery Fund and AXP Progressive Fund. There are four sections to this proxy statement:

Section                                                                  Page
A -- Overview                                                              3
B -- Fund Proposals                                                        3
C -- Proxy Voting and Shareholder Meeting Information                      9
D -- Fund Information                                                     10

Enclosed is a combined proxy voting card covering all of the issues described in this proxy statement. It is important that you vote. If you want to ask a question about the information in the proxy statement, please call your advisor or (866) 606-0480. This proxy statement was first mailed to shareholders the week of February 10, 2002.

                            PLEASE VOTE IMMEDIATELY.
        Your prompt response will save the cost of additional mailings.
           Your vote is important no matter how many shares you own.


2 AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc. -- PROXY STATEMENT

                              SECTION A -- OVERVIEW
The Board of Directors (the "Board") of Discovery and Progressive is asking the shareholders of their respective funds to vote on the following proposals. The proposals are described in detail in Section B.

Proposal                                                   Funds Affected
---------------------------------------------------------- ---------------------
1A Approve a Subadvisory Agreement with Pilgrim Baxter     Discovery
   Value Investors, Inc.
---------------------------------------------------------- ---------------------
1B Approve a Subadvisory Agreement with Wellington         Discovery
   Management Company, LLP
---------------------------------------------------------- ---------------------
2  Approve a Subadvisory Agreement with  Gabelli Asset     Progressive
   Management Company
---------------------------------------------------------- ---------------------
3  Approve a policy authorizing American Express           Discovery,
   Financial Corporation  ("AEFC"), subject to Board       Progressive
   approval, to retain and replace subadvisers, or to
   modify subadvisory agreements, without shareholder
   approval
--------------------------------------------------------------------------------

                          SECTION B -- FUND PROPOSALS
BACKGROUND
On or about March 8, 2002, both Discovery and Progressive will be closed to new investors. Existing shareholders of the funds may continue to own shares and make investments. AEFC has managed the assets of the funds directly or through a wholly-owned subsidiary since their inception. American Express Asset Management Group Inc. ("AEAMG"), a wholly-owned subsidiary, currently is the subadviser for each of the funds. AEAMG has been subadviser of the funds since June 1, 2000 pursuant to a subadvisory agreement between AEFC and AEAMG. Although the AEAMG subadvisory agreement will remain in effect, AEFC currently does not intend to allocate fund assets to AEAMG. Recently AEFC recommended to the Boards that additional subadvisers be named to make investment decisions for the funds. AEFC will continue to be the investment manager of the funds but will not make day-to-day investment decisions for the funds.

What are the Terms of the Proposed Subadvisory Agreements? Under the proposed subadvisory agreements, AEFC will grant investment authority to the subadvisers with respect to all or a part of a fund's assets. Subadvisers will be authorized to buy or sell securities, subject to the overall supervision of AEFC.

PROXY STATEMENT -- AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc. 3

Will the Proposed Subadvisory Agreements Change the Fees paid by the Funds? There will be no change in the fees paid by the funds. If the proposed subadvisory agreements are approved, the fees paid by the funds to AEFC will remain the same. AEFC, not the funds, will pay the subadvisers. Schedule D provides information about fees and identifies other funds with similar investment objectives advised by the subadvisers.

                                 DISCOVERY FUND

PROPOSAL 1A:      APPROVE OR REJECT A SUBADVISORY AGREEMENT
                  WITH PILGRIM BAXTER VALUE INVESTORS, INC.
The Board, based on the recommendation of AEFC, proposes that Pilgrim Baxter Value Investors, Inc. ("Pilgrim Baxter") be appointed as a subadviser. Pilgrim Baxter will make investment decisions with respect to a portion of the assets of the fund allocated to it by AEFC. Pilgrim Baxter is a registered investment adviser with particular expertise in investments in companies that have small capitalization. As of December 31, 2001, Pilgrim Baxter, together with its parent, Pilgrim Baxter & Associates, Ltd., managed approximately $12.9 billion of assets. Since 1982, Pilgrim Baxter & Associates has been providing disciplined investment management services to pension plans, endowment, foundation and mutual fund clients. Pilgrim Baxter uses fundamental company specific research techniques, computer models, and proprietary valuation measures to find the most attractive prospects. AEFC will pay Pilgrim Baxter at a rate of .50% of average daily net assets, gradually reducing to .35% as assets increase.

Pilgrim Baxter, located at 1400 Liberty Ridge Drive, Wayne, PA 19087, is a wholly owned subsidiary of Pilgrim Baxter & Associates, Ltd. Pilgrim Baxter & Associates, Ltd. is an indirect, wholly owned subsidiary of Old Mutual plc, a London based, international financial services organization. The following table provides information on the principal executive officers and directors of Pilgrim Baxter.

Name                    Title and Principal Occupation
----------------------- ---------------------------------------
Harold J. Baxter        Chairman, Chief Executive Officer and
                        Director
----------------------- ---------------------------------------
Gary L. Pilgrim         President and Director
----------------------- ---------------------------------------
Eric C. Schneider       Chief Financial Officer and Director
----------------------- ---------------------------------------

4 AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc. -- PROXY STATEMENT

PROPOSAL 1B:     APPROVE OR REJECT A SUBADVISORY AGREEMENT
                 WITH WELLINGTON MANAGEMENT COMPANY, LLP
The Board, based on the recommendation of AEFC, proposes that Wellington Management Company, LLP ("Wellington Management") be appointed as a subadviser. Wellington Management will make investment decisions for a portion of the fund's assets allocated to it by AEFC. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2001, Wellington Management had investment management authority with respect to approximately $311 billion in assets. AEFC will pay Wellington Management at a rate of .50% of average daily net assets, subject to a performance incentive adjustment.

Wellington Management is managed by its 76 active partners. The managing partners are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. Exhibit A provides a list of the general partners, each of whom may be reached at the principal offices of Wellington Management at 75 State Street, Boston, Massachusetts 02109.

What Factors Did the Board Consider? In evaluating the recommendation to hire Pilgrim Baxter and Wellington Management as subadvisers for the fund, the Board considered, among other factors:

o The favorable history, reputation, qualification and background of the subadvisers, as well as the qualifications of their personnel and their financial condition.
o The expertise that the subadvisers offer in providing portfolio management services to other similar portfolios and the performance history of those portfolios.
o  The subadvisers' proposed investment strategy for the fund.
o The fund's long- and short-term investment performance relative to comparable mutual funds and unmanaged indexes.
o The investment management fee will not change and AEFC has agreed to limit the total expenses of the fund to no more than 1.30% of average daily net assets for a period of at least 18 months.
o The terms of the subadvisory agreement are consistent with the language of the registration statement of the fund and the Investment Management Services Agreement between the fund and AEFC.

At a meeting held on January 9-10, 2002, called for the purpose of considering the proposals, the Board determined that it would be in the best interests of the fund and its shareholders to retain Pilgrim Baxter and Wellington Management as subadvisers. By vote cast in person, the independent members first and then the Board as a whole unanimously approved Pilgrim Baxter and Wellington Management as subadvisers and approved the subadvisory agreements between AEFC and Pilgrim Baxter and between AEFC and Wellington Management, subject to shareholder approval.

PROXY STATEMENT -- AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc. 5

What  Does the  Board  Recommend  and How  Many  Votes  are  Needed?
The Board recommends that shareholders approve the two subadvisory agreements. Each agreement must be approved by (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote, whichever is less. If one subadviser is not approved, AEFC may continue to make the investment decisions for a portion of the fund's assets or assign all assets to the subadviser that is approved. If neither subadviser is approved, AEFC will continue to make investment decisions for the fund.

                                PROGRESSIVE FUND

PROPOSAL 2:      APPROVE OR REJECT A SUBADVISORY AGREEMENT
                 WITH GABELLI ASSET MANAGEMENT COMPANY
The Board, based on the recommendation of AEFC, proposes that Gabelli Asset Management Company ("Gabelli") be appointed as a subadviser. Gabelli is a registered investment adviser with particular expertise in investments in mid and small capitalization companies. Gabelli, a New York Stock Exchange-listed asset management firm, manages assets for a broad range of institutional investors. Together with affiliated advisers, the firm manages more than thirty-five investment company portfolios. As of December 31, 2001, Gabelli and affiliated advisers managed approximately $24 billion of assets. Since 1977, the firm and its founder, Mario J. Gabelli, have been leading proponents of the value style of investing. AEFC will pay Gabelli at a rate of .40% of average daily net assets, gradually reducing to .30% as assets increase.

Gabelli, One Corporate Center, Rye, New York 10580, is a wholly owned subsidiary of Gabelli Asset Management Inc. The following table provides information on the principal executive officers and directors of Gabelli.


Name                           Title and Principal Occupation
------------------------------ ----------------------------------------
Mario J. Gabelli               Chief Executive Officer and Chief
                               Investment Officer
------------------------------ ----------------------------------------
Douglas R. Jamieson            Chief Operating Officer and Director
------------------------------ ----------------------------------------
James E. McKee                 Vice President, General Counsel and
                               Secretary
------------------------------ ----------------------------------------
Robert S. Zuccaro              Chief Financial Officer
------------------------------ ----------------------------------------
Joseph R. Rindler, Jr.         Chairman
------------------------------ ----------------------------------------
Regina M. Pitaro               Managing Director
------------------------------ ----------------------------------------
William F. Scholz II           Managing Director
------------------------------ ----------------------------------------
William S. Selby               Managing Director
------------------------------ ----------------------------------------

6 AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc. -- PROXY STATEMENT

What Factors Did the Board Consider? In evaluating the recommendation to hire Gabelli as subadviser for the fund, the Board considered, among other factors:

o The favorable history, reputation, qualification and background of Gabelli, as well as the qualifications of its personnel and its financial condition.
o The expertise that Gabelli offers in providing portfolio management services to other similar portfolios and the performance history of those portfolios.
o  Gabelli's proposed investment strategy for the fund.
o The fund's long- and short-term investment performance relative to comparable mutual funds and unmanaged indexes.
o The investment management fee will not change and AEFC has agreed to limit the total expenses of the fund to no more than 1.20% of average daily net assets for a period of at least 18 months.
o The terms of the subadvisory agreement are consistent with the language of the registration statement of the fund and the Investment Management Services Agreement between the fund and AEFC.

At a meeting held on January 9-10, 2002, called for the purpose of considering the proposal, the Board determined that it would be in the best interests of the fund and its shareholders to retain Gabelli as subadviser. By vote cast in person, the independent members first and then the Board as a whole unanimously approved Gabelli as subadviser and approved the subadvisory agreement between AEFC and Gabelli, subject to shareholder approval.

What Does the Board Recommend and How Many Votes are Needed?
The Board recommends that shareholders approve the subadvisory agreement with Gabelli. The subadvisory agreement must be approved by (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote, whichever is less. If the subadviser is not approved, AEFC will continue to make investment decisions for the fund.

                                 DISCOVERY FUND

                                PROGRESSIVE FUND

PROPOSAL 3:      APPROVE OR REJECT A POLICY AUTHORIZING AEFC,
                 WITH APPROVAL OF THE BOARD, TO RETAIN AND REPLACE
                 SUBADVISERS, OR MODIFY SUBADVISORY AGREEMENTS,
                 WITHOUT OBTAINING SHAREHOLDER APPROVAL
AEFC serves as the investment manager for the funds. If shareholders approve the subadvisory arrangements, AEFC will not make day-to-day investment decisions, but instead will establish investment programs and recommend, compensate and evaluate the subadvisers.

PROXY STATEMENT -- AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc. 7

Federal securities laws generally require that shareholders approve agreements with a fund's subadviser as well as the investment manager. Shareholder action is also required if the terms of existing agreements are materially changed or if there is a change in control of the subadviser. In order to obtain shareholder approval, the fund must call and conduct a shareholder meeting, prepare and distribute proxy materials and solicit votes from shareholders. The process is costly and time-consuming. The Board believes that it is in shareholders' best interests if the Board represents the shareholders in approving or rejecting recommendations made by AEFC regarding subadvisers. This approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes.

In July 2001, the funds applied to the Securities and Exchange Commission ("SEC") seeking an order exempting them from the federal securities law requirements to obtain shareholder approval regarding subadvisers (the "SEC Order"). If issued as requested, the SEC Order would permit the funds to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to modify subadvisory agreements, without the approval of shareholders. There is no assurance that the SEC will grant this request.

If the requested relief is granted, the funds and AEFC will be subject to several conditions imposed by the SEC to ensure that the interests of shareholders are adequately protected. In addition, within 90 days of a change to subadvisory arrangements, a fund will provide you with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would be included in a proxy statement.

If the exemptive order is granted, the relief would apply to at least the following situations:

o AEFC recommends that a fund's management be diversified by adding another subadviser.
o AEFC recommends that a subadviser be removed for substandard performance and replaced with a different subadviser.
o  There is a change of control of the subadviser.

Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board. In considering whether to appoint a subadviser, the Board will analyze the factors it considers relevant, including:

o The nature, quality and scope of services provided by a subadviser to investment companies comparable to the fund.
o The ability of the subadviser to provide its services to the fund, as well as its personnel, operations, financial condition or any other factor that would affect the provision of those services.

8 AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc. -- PROXY STATEMENT

o The subadviser's investment performance with respect to accounts that are comparable.
o Other factors that the Board considers relevant to the subadviser's performance as an investment adviser.

Under the current process for approval of subadvisory agreements, in addition to Board approval, shareholders must approve any change in subadvisory agreements. This shareholder approval would be eliminated under the proposed process for approval of subadvisory agreements.

If the policy is approved, all subadvisory agreements will be for a period of one year and will be renewable from year to year, if approved by the Board. The agreements may be terminated without penalty by the Board, AEFC, a vote of shareholders, or the subadviser on 60 days notice.

What Does the Board Recommend and How Many Votes are Needed?
The Board recommends that shareholders approve the policy. The change must be approved by (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote, whichever is less. If this proposal is approved by shareholders, the proposal will be effective when the SEC Order is issued. There is no assurance that the SEC Order will be issued. If the change is not approved, shareholder approval of changes in subadvisory relationships will continue to be required.

                         SECTION C -- PROXY VOTING AND
                        SHAREHOLDER MEETING INFORMATION
This section includes information about proxy voting and the shareholder meetings.

Voting. Each share is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone, facsimile or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.)

Revoking Your Proxy. If your plans change and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone, facsimile or internet.

Joint Proxy Statement/Simultaneous Meetings. This joint proxy statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each fund. The meetings will be held simultaneously with each proposal being voted

PROXY STATEMENT -- AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc. 9 on separately by shareholders of a fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

Solicitation of Proxies. The Board is asking for your vote and for you to vote as promptly as possible. AEFC will pay the expenses for the proxy solicitation. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact by financial advisors.

Shareholder Proposals. The funds are Minnesota corporations and are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future shareholder meetings must be submitted in writing to the funds in reasonable time prior to the solicitation of proxies for the meeting.

Adjournment. In the event that not enough votes in favor of any of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against any of the proposals.

Annual Report. The latest annual report was previously mailed to you. If you would like another copy of the annual report and any subsequent semi-annual report, without charge, please write American Express Funds, 70100 AXP Financial Center, Minneapolis, MN 55474 or call (800) 862-7919.

                         SECTION D -- FUND INFORMATION
This section contains the following information about your fund and its adviser:

Table Content (all information is shown for the last fiscal year unless noted otherwise)
D-1     The fund's fee schedule under its management agreement
D-2     The fund's size, number of outstanding shares and 5% owners
D-3     Payments the fund made to AEFC and its affiliates
D-4     Brokerage commissions the fund paid to an AEFC affiliate
D-5     Information about shareholder approval of current agreements


10 AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc. -- PROXY STATEMENT

The fund's Adviser, Administrator and Distributor. AEFC is the adviser and administrator for each of the funds. American Express Financial Advisors Inc. ("AEFA"), a wholly owned subsidiary of AEFC, is the distributor for the funds. The address for AEFC and AEFA is 200 AXP Financial Center, Minneapolis, MN 55474. AEFC is a wholly owned subsidiary of American Express Company, World Financial Center, New York, NY 10285.

President and Board of Directors of AEFC. James Cracchiolo is President and Chief Executive Officer of AEFC. The following individuals are directors of AEFC. Except as otherwise noted, each director is an officer of AEFC located at 200 AXP Financial Center, Minneapolis, MN 55474. Directors: Kenneth Chenault (President and Chief Executive Officer, American Express Company, New York, NY 10285), James Cracchiolo, and Walter Berman.

Table D-1. Fund Management Fees
As of December 31, 2001

                                    Assets         Management Fee (annual rate based on
Funds                              (in millions)   average daily net assets; in billions)
---------------------------------- --------------- -----------------------------------------
American Express Funds:                            First $.25 -- .64%; next $.25 -- .615%;
  Discovery(1,2)                   $  247.7        next $.25 -- .59%; next $.25 -- .565%;
  Progressive(1,2)                    200.1        next $1 -- .54%; over $2 -- .515%
---------------------------------- --------------- -----------------------------------------
Funds Managed by Pilgrim Baxter:
  PBHG Small Cap Value Fund(3)        305.5        1.00%
  PGHG Small Cap Value Portfolio(3)   432.1
---------------------------------- --------------- -----------------------------------------
Fund Managed by  Wellington
Management:                                        First $.50 -- .25%; next $.25 -- .20%;
  Vanguard Explorer Fund(4)         1,242.0(5)     next $.25 -- .15%; over $1 -- .10%
---------------------------------- --------------- -----------------------------------------
Fund Managed by Gabelli:
  Gabelli Asset Fund                1,911.0        1.00%
---------------------------------- --------------- -----------------------------------------

(1) The fund has a performance incentive adjustment based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.

(2) Under a subadvisory agreement with American Express Asset Management Group ("AEAMG"), AEFC currently pays AEAMG a fee equal on an annual basis to 0.35% of average daily net assets.

(3) The fund's adviser has contractually agreed to waive that portion, if any, of the annual management fee payable to the fund and to pay certain expenses of that fund to the extent necessary to ensure that total fund operating expenses (excluding any 12b-1 fees and certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50% for PBHG Small Cap Value Fund and 1.20% for PBHG Small Cap Value Portfolio. In any fiscal year in which a fund's total assets are greater than $75 million and its total annual fund operating expenses are less than the limit noted in the previous sentence, the fund's Board of Trustees may elect to reimburse the fund's adviser for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years.

(4) Wellington Management's fee is a performance-based fee and the base fee may be adjusted both upward and downward based on the investment performance of the assets managed by Wellington Management relative to the Russell 2000 Growth Index.

(5) Market value of the portion of the fund's assets managed by Wellington Management.

PROXY STATEMENT -- AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc.  11

Table D-2. Fund Size and 5% Owners
As of December 31, 2001

                                              Outstanding
Fund                         Net Assets       Shares            5% Owners
---------------------------- ---------------- ----------------- ---------------
Discovery:
  Class A                      $209,328,404      31,599,659     None
---------------------------- ---------------- ----------------- ---------------
  Class B                        36,943,270       5,991,475     None
---------------------------- ---------------- ----------------- ---------------
  Class C                            17,857           2,900     (1)
---------------------------- ---------------- ----------------- ---------------
  Class Y                         1,409,528         210,839     (2)
---------------------------- ---------------- ----------------- ---------------
Progressive:
  Class A                       169,337,634      28,554,575     None
---------------------------- ---------------- ----------------- ---------------
  Class B                        30,633,284       5,322,933     None
---------------------------- ---------------- ----------------- ---------------
  Class C                           115,538          20,181     (3)
---------------------------- ---------------- ----------------- ---------------
  Class Y                             1,898             318     (4)
---------------------------- ---------------- ----------------- ---------------

(1) Antonia B. Palazzolo, Rocky Hill CT, owns 791.139 shares (38.27%). Thai Duc Bui, Redwood City CA, owns 364.364 shares (17.63%). Hal C. Beckley, Branford CT, owns 311.992 shares (15.09%). AEFC, Minneapolis MN, owns
     251.094 shares (12.15%). Phillip Scott Ziegenfuss, Audubon PA, owns 133.674 shares (6.47%). Terri Burnor, St. Paul MN, owns 129.426 shares (6.26%).

(2) AEFC, American Express Trust Company, Minneapolis, MN owns 157,215.857 shares (100.00%).

(3) Sherman D. and Carol A. De Ponte as trustees of the Sherman D. De Ponte Profit Sharing Plan, Makawao HI, own 4,337.977 shares (22.71%). Willis P. Beverly Jr., Birmingham AL, owns 3,840.125 shares (20.10%). Gerald W. and Linda P. Rowe, Ulster PA, own 1,894.144 shares (9.91%). Vicki Jean Haun as trustee of the Vicki Jean Haun Trust, Ventura CA, owns 1,209.533 (6.33%). Kay Eleanor Slade, Birmingham AL, owns 1,084.991 shares (5.68%).

(4)  AEFC, Minneapolis MN, owns 317.861 shares (100.00%).

Board members and officers as a group owned less than 1% of any class of a fund's outstanding shares.

Table D-3. Fund Payments to AEFC and its Affiliates*

Agreement                               Discovery           Progressive
--------------------------------------- ------------------- ------------------
Administrative Services Agreement       $  223,384          $  157,294
--------------------------------------- ------------------- ------------------
Investment Management Services           1,657,144           1,337,549
Agreement
--------------------------------------- ------------------- ------------------
Plan and Agreement of Distribution       1,360,017             933,519
--------------------------------------- ------------------- ------------------
Shareholder Service Agreement                3,935                   3
--------------------------------------- ------------------- ------------------
Transfer Agency Agreement                  862,691             489,277
--------------------------------------- ------------------- ------------------
Custodian Agreement                         89,788              37,895
--------------------------------------- ------------------- ------------------

* The Administrative Services Agreement and the Investment Management Services Agreement are between the fund and AEFC. The Plan and Agreement of Distribution and the Shareholder Service Agreement are between the fund and AEFA. The Transfer Agency Agreement is between the fund and American Express Client Service Corporation ("AECSC"). The Custodian Agreement is between the fund and American Express Trust Company ("Trust"). AEFA, AECSC and Trust each are wholly owned subsidiaries of AEFC. Services under these agreements will continue to be provided.

12 AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc. -- PROXY STATEMENT

Table D-4. Brokerage Commissions Paid to
American Enterprise Investment Services Inc.*

                                        Amount of           % of All Commissions
Fund                                    Commissions
--------------------------------------- ------------------- --------------------
Discovery                                  $11,649                1.30%
--------------------------------------- ------------------- --------------------
Progressive                                 28,767                7.77
--------------------------------------- ------------------- --------------------

* A wholly owned subsidiary of AEFC. These transactions were executed at rates determined to be reasonable and fair as compared to the rates another broker would charge.

Table D-5. Dates Relating to Approval of
Investment Management Services Agreements

                        Date Last
                        Approved         Date Entered    Reason Submitted
Fund                    by Shareholders  Into            to Shareholders
----------------------- ---------------- --------------- -----------------------
Discovery               9/9/94           3/20/95         *
----------------------- ---------------- --------------- -----------------------
Progressive             9/9/94           3/20/95         *
----------------------- ---------------- --------------- -----------------------

* Shareholders approved (1) basing the fee solely on the assets of the fund, not on the assets of all of the American Express Funds and (2) eliminating provisions regarding administration and accounting services. The fund and AEFC then entered into a separate Administrative Services Agreement.


PROXY STATEMENT -- AXP Discovery Fund, Inc. / AXP Progressive Fund, Inc. 13

                                    EXHIBIT A

                       PARTNERS OF WELLINGTON MANAGEMENT

Kenneth L. Abrams                                       Earl E. McEvoy
Nicholas C. Adams                                       Duncan M. McFarland
Rand L. Alexander                                       Paul M. Mecray III
Deborah L. Allinson                                     Matthew E. Megargel
Steven C. Angeli                                        James N. Mordy
James H. Averill                                        Diane C. Nordin
John F. Averill                                         Stephen T. O'Brien
Karl E. Bandtel                                         Andrew S. Offit
Mark J. Beckwith                                        Edward P. Owens
James A. Bevilacqua                                     Saul J. Pannell
Kevin J. Blake                                          Thomas L. Pappas
William N. Booth                                        Jonathan M. Payson
Michael J. Boudens                                      Phillip H. Perelmuter
Paul Braverman                                          Robert D. Rands
Robert A. Bruno                                         Eugene E. Record, Jr.
Maryann E. Carroll                                      James A. Rullo
William R. H. Clark                                     John R. Ryan
Pamela Dippel                                           Joseph H. Schwartz
Scott M. Elliott                                        James H. Shakin
Robert L. Evans                                         Theodore E. Shasta
David R. Fassnacht                                      Binkley C. Shorts
Lisa D. Finkel                                          Scott E. Simpson
Mark A. Flaherty                                        Trond Skramstad
Charles T. Freeman                                      Catherine A. Smith
Laurie A. Gabriel                                       Stephen A. Soderberg
John H. Gooch                                           Eric Stromquist
Nicholas P. Greville                                    Brendan J. Swords
Paul Hamel                                              Harriett Tee Taggart
Lucius T. Hill, III                                     Perry M. Traquina
Jean M. Hynes                                           Gene R. Tremblay
Paul D. Kaplan                                          Michael A. Tyler
Lorraine A. Keady                                       Mary Ann Tynan
John C. Keogh                                           Nilesh P. Undavia
George C. Lodge, Jr.                                    Clare Villari
Nancy T. Lukitsh                                        Ernst H. von Metzsch
Mark T. Lynch                                           James L. Walters
Mark D. Mandel                                          Kim Williams
Christine S. Manfredi                                   Itsuki Yamashita

                                                                 S-6452-A (2/02)

American                                                AXP Discovery Fund, Inc.
  Express                                             AXP Progressive Fund, Inc.
 Funds
                                                                           Proxy
                                                                       Statement
                                                                         Summary

                                                                February 8, 2002
(logo)
AMERICAN
EXPRESS

Here's a brief overview of all the changes being recommended for the funds. We encourage you to read the full text of the enclosed proxy statement. Please note that the Board of each fund has determined that its fund will close to new investors in early March. As an existing shareholder, you may continue to hold shares and make additional investments in the fund or funds whose shares you own.

What is being voted on?

The purpose of the meetings is to consider approval of new subadvisers and to consider authorizing American Express Financial Corporation (AEFC), subject to Board approval, to retain and replace subadvisers in the future or to modify subadvisory agreements, without obtaining shareholder approval.

Why am I being asked to vote?

Funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have the right to vote on these changes either by mailing or faxing in your proxy card, calling a toll-free number, or responding by internet.

Is my vote important?

Absolutely! While the Boards have reviewed these changes and recommend you approve them, you have the right to voice your opinion. Until a fund is sure that at least half of the shares will vote at the meeting, it will continue to contact shareholders asking them to vote. These efforts cost money -- so please, vote immediately.

Why are the funds' Boards considering hiring subadvisers?

The Board of each fund examined its long- and short-term performance relative to comparable mutual funds and unmanaged indexes and determined that it would be in the best interests of the funds and their shareholders to retain subadvisers to make investment decisions for the funds. AEFC will continue to be the investment manager of the funds.

In evaluating its decision the Board looked at the favorable performance history, reputation, qualification and background of each of the proposed subadvisers, as well as the qualifications of its personnel and its financial condition. The Board also considered the expertise each firm offers in providing portfolio management services to other similar portfolios and the performance history of those portfolios.

Will the funds' fees and expenses increase as a result of the hiring of the subadvisers?

No. The management fees paid by the funds will not be affected by these arrangements and the use of subadvisers is not expected to adversely affect the funds' expenses.

How does the Board of my fund recommend that I vote?

After careful consideration, the Board recommends that you vote FOR each proposal.

How do I vote?

You can vote in one of five ways:

1  By mail with the enclosed proxy card
2  By telephone
3  By facsimile
4  Through the internet
5  In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. If you own more than one fund, it is important that you vote for each fund.

Who should I call if I have questions?

If you have questions about any of the issues described in the proxy statement or about proxy voting procedures, please call your financial advisor or call client services toll free at (866) 606-0480.

PROXY                       AXP Discovery Fund, Inc.                       PROXY
                           AXP Progressive Fund, Inc.
                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To be held April 9, 2002

Your fund(s) will hold a special shareholders' meeting at 10 a.m. on April 9, 2002, at the funds' offices, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN. This will be a joint meeting of the funds listed above. The purpose of the meeting is to consider approval of new subadvisers and to consider authorizing American Express Financial Corporation, subject to the approval of the funds' Board of Directors, to change subadvisers and terms of the subadvisory agreements in the future without obtaining shareholder approval. You are entitled to vote at the meeting if you were a shareholder on February 8, 2002. Please read the proxy statement. The Board recommends that you vote FOR each proposal. Please vote immediately by mail, telephone, facsimile or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE FACSIMILE: 1-888-796-9932
                    VOTE VIA THE TELEPHONE: 1-800-597-7836
                    CONTROL NUMBER: 999 9999 9999 999

                    Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    ------------------------------------------------------------
                    Signature

                    ------------------------------------------------------------
                    Signature (if held jointly)

                    ------------------------------------------------------------
                    Date                                              AEP_12204

The fund's Board of Directors (the "Board") is asking you to vote on the following proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE [X]

FUND                                    FUND
Discovery         [# of shares]         Progressive        [# of shares]

1A. Approve a Subadvisory Agreement with Pilgrim Baxter Value Investors, Inc.

                    FOR    AGAINST   ABSTAIN
     Discovery      [ ]      [ ]       []

1B. Approve a Subadvisory Agreement with Wellington Management Company, LLP.

                    FOR    AGAINST   ABSTAIN
     Discovery      [ ]      [ ]       [ ]

2.  Approve a Subadvisory Agreement with Gabelli Asset Management Company.

                    FOR    AGAINST   ABSTAIN
     Progressive    [ ]      [ ]       [ ]

3. Approve a policy authorizing American Express Financial Corporation, subject to Board approval, to hire and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

                    FOR    AGAINST   ABSTAIN               FOR  AGAINST  ABSTAIN
     Discovery      [ ]      [ ]       [ ]    Progressive  [ ]    [ ]      [ ]

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!
                                                                       AEP_12204

Your Proxy Vote is Important!

And now you can Vote your
Proxy on the PHONE or on
the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings that can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.
2. Call toll-free 1-800-597-7836 or go to our Web site:

         https://vote.proxy-direct.com

3. Enter your 14 digit Control Number from your Proxy Card.
4. Follow the recorded or on-screen directions.
5. Do not mail your Proxy Card when you vote by phone or internet.